Exhibit 10.7

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Assignment”) is effective as of July 1, 2015 (“Effective Date”) by and among OJSC Pharmsynthez, a Russian open joint stock company (“Pharm” or (“ASSIGNOR”) and OPKO Pharmaceuticals, LLC (“OPKO or “ASSIGNEE,” and collectively with ASSIGNOR, the “Parties”).

WHEREAS, Pharm and Xenetic Biosciences, Inc., a Nevada corporation (“Xenetic”), have entered into a financing transaction under that certain Securities Purchase Agreement by and between Pharm and Xenetic dated June 30, 2015 (the “Purchase Agreement”), pursuant to which (i) Pharm acquired a Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Note in the principal amount of $3 million (the “Note”) from Xenetic, and (ii) Xenetic granted Pharm a security interest in substantially all of its assets as set forth in that Security Agreement between Pharm and Xenetic, dated of even date (the “Security Agreement,” and together with the Purchase Agreement, the “Xenetic Agreements”).

WHEREAS, OPKO and Pharm have entered into various transactions pursuant to which (i) OPKO will provide financing to Pharm (the “Pharm Financing”) as described in the Pharm Note Purchase Agreement dated of even date (the “Pharm Note Agreement”) upon the terms set forth therein, and (ii) Pharm is to repay the principal amount lent to it together with additional consideration in the form of, among other things, an assignment of all of its rights in and pursuant to the Security Agreement with Xenetic.

WHEREAS, Subject to the terms and conditions hereof, Pharm desires to assign all of its right, title and interest in and under the Security Agreement to OPKO.

WHEREAS, subject to the terms and conditions hereof, OPKO desires to accept and assume the Security Agreement and such rights, obligations and liabilities of a Secured Party under the Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and in consideration of the mutual covenants and agreements set forth herein and in the Pharm Note Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

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1. Assignment and Assumption. The Parties agree that with regard to the Security Agreement and as set forth herein, ASSIGNOR hereby sells, transfers, conveys, delivers, assigns and delegates to ASSIGNEE, and ASSIGNEE hereby accepts and assumes the Security Agreement and all of ASSIGNOR’s rights, obligations and liabilities under the Security Agreement (the “Assigned Obligations”) in accordance with the terms and conditions thereof; provided , however, that ASSIGNEE does not assume any liability for any breach or failure to perform under any Assumed Obligation that results from any act, event, circumstance or omission of ASSIGNOR or any other party occurring prior or following the date hereof. ASSIGNOR agrees to indemnify and hold harmless ASSIGNEE from and against any loss, damage, cost or expense in connection with such default. Except for the Assigned Obligations, ASSIGNEE is not assuming and is not liable for any other liabilities, debts or obligations of ASSIGNOR whatsoever.

2. Representations and Warranties. ASSIGNOR hereby represents and warrants that ASSIGNOR has the full right and authority to assign the Security Agreement and the Assigned Obligations to ASSIGNEE, and all required consents and approvals to such assignments have been obtained by ASSIGNOR from any and all necessary parties. ASSIGNOR further represents and warrants to ASSIGNEE that: (i) ASSIGNOR has delivered to ASSIGNEE a true and complete copy of the Security Agreement and the Note, which have not been amended to date and which are in full force and effect as of the date hereof; (ii) as of the Effective Date, ASSIGNOR will hold good and valid title to all of its contractual rights in the Security Agreement and Note, free and clear of any and all liens and encumbrances; (iii) to ASSIGNOR’s knowledge, there does not exist under the Security Agreement or Note any violation, breach or event of default, or event or condition that, after notice or lapse of time or both, would constitute a material violation, breach or event of default thereunder on the part of ASSIGNOR, and ASSIGNOR neither has received any notice nor has any knowledge of any claim alleging any such violation, breach or default; and (iv) there are no suits, actions, claims, complaints, litigation, investigations or legal or administrative or arbitration proceedings pending or, to ASSIGNOR’s knowledge, threatened, whether at law or in equity, before or by any federal , foreign, state, local or other governmental agency or any judgments, decrees, injunctions, rulings, awards or orders of any governmental agency against ASSIGNOR or any of its affiliates which would reasonably be likely to materially affect this Assignment or the Security Agreement, the Note, or any other agreements, documents and instruments to be executed in connection herewith.

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3. Power of Attorney. ASSIGNOR appoints ASSIGNEE, its successors and assigns as the true and lawful attorney-in-fact of ASSIGNOR, with full power of substitution, having full right and authority, in the name of ASSIGNOR to collect or enforce for the account of ASSIGNEE, liabilities and obligations of third parties under the Security Agreement and Note (upon Default by Xenetic); to institute and prosecute all proceedings that ASSIGNEE may deem proper in order to enforce any claim to obligations owed under the Security Agreement and the Note(upon Default by Xenetic), to defend and compromise any and all actions, suits or proceedings in respect of the Security Agreement, and to do all such acts in relation to the Security Agreement and Note (upon Default by Xenetic) that ASSIGNEE may deem advisable. ASSIGNOR agrees that the above-stated powers are coupled with an interest and shall be irrevocable by ASSIGNOR.

4. Payment of Amounts Due. ASSIGNOR hereby authorizes and directs all obligors under the Security Agreement to deliver any warrants, checks, drafts or payments to be issued or paid to ASSIGNOR pursuant to the Agreement to ASSIGNEE; and ASSIGNOR further authorizes ASSIGNEE to receive such warrants, checks, drafts or payments from such obligors and to endorse ASSIGNEE’s name on them and to collect all funds due or to become due under the Security Agreement or Note.

5. Payments Held in Trust. Any payment that may be received by ASSIGNOR to which ASSIGNEE is entitled by reason of this Assignment shall be received by ASSIGNOR as trustee for ASSIGNEE, and will be immediately delivered to ASSIGNEE without commingling with any other funds of ASSIGNOR.

6. Notice of Assignment. Notice of the assignment under this Assignment shall be given by ASSIGNOR to all parties to the Security Agreement and the Assigned Obligations (other than ASSIGNOR) or to such parties’ duly authorized agents.

7. Amendments and Waivers. The terms and provisions of this Assignment may be modified or amended only by written agreement executed by all of the Parties. The terms and provisions of this Assignment may be waived, or consent for the departure therefrom granted, only by written document executed by the Party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Assignment, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

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8. Headings; Severability. All section headings used herein are for reference and identification purposes only and are not intended to, and shall not under any circumstances, serve to alter, amend, amplify, vary, or limit the express provisions hereof. If any provision of this Assignment or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. To the extent permitted by law, the Parties hereby waive any provision of law that renders any provision of this Assignment invalid or unenforceable in any respect.

9. Governing Law. The Assignment and any actions arising out of or relating to this Assignment shall be governed by and construed and interpreted in accordance with the laws of New York without regard to the conflict of law provisions thereof.

10. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed to be an original and of equal force and effect, but all of which taken together shall constitute one and the same instrument. A facsimile, digital, PDF, e-mail or other electronic copy hereof shall suffice as an original signature.

11. Successors and Assigns. The statements, representations, warranties, covenants and agreements in this Assignment shall inure to the benefit of, and be binding upon, the Parties hereto and their respective heirs, successors, trustees, transferees and permitted assigns.

12. Further Assurances. In case at any time after the date of this Assignment any further action is necessary to carry out the purposes of this Assignment, each of the Parties will take such further action (including the execution and delivery of such further instruments, notices and documents) as the other Party reasonably may request in order to more fully effectuate the assignment and assumption provided for under this Assignment.

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IN WITNESS WHEREOF the parties hereto have executed this Assignment as of the Effective Date set forth above.

ASSIGNEE:

OPKO Pharmaceuticals, LLC

By:____________________

Name:__________________

Title:___________________

ACKNOWLEDGEMENT AND AGREEMENT:

Xenetic Biosciences, Inc. hereby acknowledges the assignment of the Security Agreement to OPKO pursuant to this Assignment and Assumption Agreement and that OPKO may hereinafter exercise any and al 1 rights as a Secured Party and Agent under the Security Agreement if and when entitled.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

Title: M. Scott Maguire

Date: July 3, 2015